UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2020

Fingermotion, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	000-55477	20-0077155
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

1460 Broadway

New York, New York 10036

(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (347) 349-5339

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Fingermotion, Inc., a Delaware corporation (the “Company”) makes the following disclosure pursuant to the Order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on March 25, 2020 (Release No. 34-88465) providing conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (COVID-19) outbreak.

The Company's operations and business have experienced disruption due to the unprecedented conditions surrounding the outbreak of COVID-19 and the lock-down policy in China in the first quarter and the Company’s Hong Kong-based auditors have experienced serious disruption to their business due to civil unrest and mandatory lockdowns, and thus the Company is unable to timely prepare and file its Annual Report on Form 10-K for the quarter ended February 29th, 2020 (the “Annual Report”) that was due May 28th, 2020 (the “Original Due Date”), and therefore the Company elected to rely on the conditional filing relief provided under the Order.

Our auditors have attached as required by §II(b)(5) of the Order, a signed statement as to the specific reasons why the auditor is unable to furnish the required opinion, report, or certification. The statement is attached as an exhibit and incorporated to this Report.

We are actively monitoring the recent COVID-19 outbreak and its potential impact on our operations. Due to current and potential future restrictions resulting from the outbreak, our business may become constrained, which may cause the negative impact on profitability. While we do not expect that the COVID-19 outbreak will have a material adverse effect on our business or financial results at this time, we are unable to accurately predict the impact that COVID-19 will have due to the COVID-19 uncertainties, including the ultimate geographic spread of COVID-19, the severity of the disease, the duration of the outbreak, and effectiveness of the actions that may be taken by governmental authorities. The management has been closely monitoring the impact caused by COVID-19 and we will continue to operate our business as steadily and safely as we can.

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by the use of forward-looking terminology such as “will,” "believes," "expects," “endeavor” or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risk factors discussed in the Company's periodic reports that are filed with the SEC and available on the SEC's website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the applicable securities laws, the Company does not assume a duty to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Letter dated 06/04/2020 from Centurion ZD CPA & Co., Certified Public Accountants

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

Date: June 6, 2020	/s/ Martin J. Shen
Martin J. Shen
Chief Executive Officer